Exhibit 10.112
CAESARS ENTERTAINMENT CORPORATION
2017 PERFORMANCE INCENTIVE PLAN
FORM OF AMENDMENT TO CASH AWARD AGREEMENT
THIS AMENDMENT TO CASH AWARD AGREEMENT (the “Amendment”) is made by and between Caesars Entertainment Corporation, a Delaware corporation (the “Corporation”), and ______________________ (the “Participant”), on the date set forth on the final page of this Amendment. Any capitalized terms not otherwise defined in this Amendment shall have the definitions set forth in the Plan (defined below).
WHEREAS, the Corporation has adopted the Caesars Entertainment Corporation 2017 Performance Incentive Plan (the “Plan”), pursuant to which a variety of types of awards, including cash awards, may be granted;
WHEREAS, the Administrator has granted to Participant an award pursuant to the Plan in the form of the Cash Award Agreement dated as of December , 2018 (the “Agreement”); and
WHEREAS, the Administrator and Participant desire to amend the Agreement as set forth herein.
NOW, THEREFORE, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:
1.Amendment. The term “Vesting Schedule” on the final page of the Agreement is hereby amended and restated in its entirety to read as follows: “The Cash Award shall vest on February 1, 2020, subject to Participant’s continued employment or service with the Company or one of its Subsidiaries through such vesting date; provided, that the unvested Cash Award shall automatically vest in full upon a Participant’s termination employment or service with the Company or one of its Subsidiaries resulting from (i) a termination by the Company without Cause, (ii) a resignation by Participant for Good Reason, or (iii) a Participant’s death or Disability.”
2.Miscellaneous. The provisions of Article 6 of the Agreement are incorporated herein by reference and apply mutatis mutandis to this Amendment.

IN WITNESS WHEREOF, the Corporation and Participant have executed this Agreement as set forth below.
CAESARS ENTERTAINMENT CORPORATION

By: _____________________________________
Name:
Title:

Date: ____________________________________

Agreed to and Accepted by:

_________________________
Name: